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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 27, 2001

                           TLC LASER EYE CENTERS INC.
             (Exact name of registrant as specified in its charter)

        Ontario                   0-29302                   980151150
    (State or other           (Commission File            (I.R.S. Employer
    jurisdiction of               Number)             Identification Number)
     organization)

                5280 Solar Drive, Suite 300                  L4W 5M8
                   Mississauga, Ontario                     (Zip Code)
         (Address of principal executive offices)

       Registrant's telephone number, including area code: (905) 602-2020

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Item 5. Other Events

            On December 27, 2001, TLC Laser Eye Centers Inc. ("TLC") and Laser Vision Centers, Inc. ("LaserVision") announced that they had amended the merger agreement for their announced merger. The merger agreement between TLC and LaserVision provided that after December 31, 2001 either party could determine to terminate the merger agreement if the merger had not yet been completed. However, to allow sufficient time for the SEC to complete its review of the amended Registration Statement and for TLC and LaserVision to mail to their shareholders a Proxy Statement/Prospectus in connection with the transaction, the companies have agreed to extend the termination date to March 31, 2002.

            The joint press release of TLC and LaserVision, issued December 27, 2001, announcing the extension of the termination date is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7. Exhibits

99 Press Release dated December 27, 2001, incorporated herein by reference to TLC's Rule 425 filing made on December 28, 2001.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, TLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2001

                               TLC LASER EYE CENTERS INC.


                               By /s/ Lloyd Fiorini
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                                   Lloyd D. Fiorini
                                   General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit No.                            Description
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99          Press Release dated December 27, 2001, incorporated herein by reference to TLC's Rule 425 filing made on December 28, 2001.